SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported) August 14, 2002

Eli Lilly and Company
(Exact name of registrant as specified in its charter)

Indiana (State of other jurisdic- tion of incorporation)	001-6351 (Commission File Number)	35-0470950 (IRS Employer Identification No.)

Lilly Corporate Center, Indianapolis, Indiana (Address of principal executive offices)	46285 (Zip Code)

Registrant’s telephone number, including area code: (317) 276-2000

No Change
(Former name or former address, if changed since last report)

SIGNATURE
Certification of CEO
Certification of CFO

Item 9. Regulation FD Disclosure.

On August 14, 2002, pursuant to the Commission’s Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, No. 4-460, the Registrant’s Chief Executive Officer and Chief Financial Officer submitted to the Commission their statements under oath regarding the Registrant’s 2001 annual report on Form 10-K, 2002 definitive proxy materials, and all reports on Forms 10-Q and 8-K subsequent to the filing of the Registrant’s 2001 Form 10-K. Those statements were made in the prescribed form without exceptions or modifications.

The statements are attached as exhibits to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELI LILLY AND COMPANY (Registrant)

By: /s/ Charles E. Golden Name: Charles E. Golden Title: Executive Vice President and Chief Financial Officer

Dated:  August 14, 2002